NEONODE, INC.

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (the “Agreement”) dated as of February 28, 2006 among NEONODE, INC., a Delaware corporation (“Company”), AIGH Investment Partners LLC, a Delaware limited liability company ( “AIGH”), and any other person who executes this agreement from time to time as purchaser of Notes (collectively with AIGH, the “Investors”).

Background: The Company desires to sell to the Investors, and the Investors desire to purchase up to $5,500,000 in principal amount of Senior Secured Notes, in substantially the form attached hereto as Exhibit 1 (the “Notes”). It is anticipated there will be up to two closings since the Notes will be issued in tranches. The proceeds are necessary for the development and continuance of the business of the Company and each of its subsidiaries.

Certain Definitions:

“Common Stock” shall mean stock of the Company of any class (however designated) whether now or hereafter authorized, which generally has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage, including the Company’s Common Stock, $.01 par value per share.

“Company” includes the Company and any corporation or other entity which shall succeed to or assume, directly or indirectly, the obligations of the Company hereunder. The term “corporation” shall include an association, joint stock company, business trust, limited liability company or other similar organization.

“Company Disclosure” means the disclosure delivered to the Investors prior to the execution of this Agreement.

“Material Adverse Change” shall mean any change in the facts represented by the Company in the Agreement or the business, financial condition, results of operation, prospects, properties or operations of the Company and its subsidiaries taken as a whole which may have a material adverse effect on the value of the Common Stock of the Company.

“Neonode AB” means Neonode AB, a Swedish corporation.

“Petrus” means Petrus Holdings, SA, a corporation organized under the laws of Luxembourg.

“Person” means any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

“Public Offering” shall mean a registered public offering of Common Stock of the Company.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Purchase and Sale of Notes.

1.1. Sale and Issuance of Notes. The Company shall sell to the Investors and the Investors shall purchase from the Company, up to an aggregate in principal amount of $5,500,000 of Notes at par. The principal amount of Notes to be purchased by the Investors from the Company in the First Closing (as defined herein) is set forth opposite the name of each Investor on the signature page hereof, subject to acceptance, in whole or in part, by the Company. Subject to Section 1.4 hereof, AIGH shall purchase the Notes included in the Second Closing whether or not any other Investor agrees to participate in such purchase.

1.2. Closings. The closings of the purchase and sale of the Notes hereunder (each a “Closing”) shall take place (i) within three business days after the date hereof, for the purchase of $4,000,000 principal amount of Notes (the “First Closing”) and, (ii) immediately prior to filing of an appropriate registration statement in connection with a Public Offering with Griffin Securities, Inc. or other investment bank satisfactory to the Investors, for the purchase of $1,500,000 principal amount of Notes (the “Second Closing”); provided in each case the Company has not suffered any Material Adverse Change since the date hereof. Any date on which a Closing occurs is referred to herein as the “Closing Date.” The date on which the First Closing takes place is referred to herein as the “First Closing Date.” The date on which the Second Closing takes place is referred to herein as the “Second Closing Date.” Each Closing shall take place at the offices of Hahn & Hessen LLP, the Investors’ counsel, in New York, New York, or at such other location as is mutually acceptable to the Investors and the Company.

1.3. Conditions of First Closing. The obligation of the Investors to complete the purchase of the Notes at the First Closing is subject to fulfillment of the following conditions:

(a) the Company and the Investors shall execute and deliver a Security Agreement, dated the First Closing Date, in the form attached as Exhibit 2 (the “Security Agreement”);

(b) certain stockholders of the Company (the “Pledgors”) and the Investors shall execute and deliver a Pledge and Security Agreement, dated the First Closing Date, in the form attached as Exhibit 3 (the “Stockholder Pledge Agreement”);

(c) each Pledgor shall execute and deliver to the Investors a Guaranty Agreement, dated the First Closing Date, in the form attached as Exhibit 4 (the “Guaranty”);

(d) Petrus and the Investors shall enter into the Intercreditor Agreement, dated the First Closing Date, in the form attached hereto as Exhibit 5 (the “Intercreditor Agreement”, and with the Agreement, the Notes, the Security Agreements, the Stockholder Pledge Agreement, the Guaranty and other documents required in connection with the transactions contemplated in the Agreement, the “Transaction Documents”);

(e) the Company shall have executed and delivered all documents, such as financing statements and assignments, reasonably requested by counsel for the Investors;

(f) the absence of any Material Adverse Change since the date hereof, and

(g) the Company shall pay the Investors expenses to the extent set forth in Section 6.9 hereof.

1.4. Conditions of Second Closing. The obligations of the Investors to complete the purchase of the Notes at the Second Closing are subject to fulfillment of the following conditions:

(a) the absence of Material Adverse Change since the date hereof; and

(b) the Company shall pay the Investors expenses to the extent set forth in Section 6.9 hereof.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Investors as follows:

2.1. Corporate Organization; Authority; Due Authorization.

(a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own or lease its properties as and in the places where such business is now conducted and to carry on its business as now conducted and (iii) is duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have a material adverse effect on the operations, prospects, assets, liabilities, financial condition or business of the Company

(b) The Company (i) has the requisite corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”). Each of this Agreement and the other Transaction Documents is a valid and binding obligation of the Company enforceable in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

2.2. Capitalization. As of February 28, 2006, the authorized capital stock of the Company is 6,500,000 shares of Common Stock, $.01 par value per share. Except as contemplated by this Agreement or as set forth in the Company Disclosure, there are (i) no outstanding subscriptions, warrants, options, conversion privileges or other rights or agreements obligating the Company or Neonode AB to purchase or otherwise acquire or issue any shares of capital stock of the Company or Neonode AB (or shares reserved for such purpose) except as set forth in the Capitalization Table attached hereto as Exhibit 6 (the “Capitalization Table”), (ii) no preemptive rights contained in the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), By-Laws of the Company or contracts to which the Company is a party or rights of first refusal with respect to the issuance of additional shares of capital stock of the Company, and (iii) no commitments or understandings (oral or written) of the Company or Neonode AB to issue any shares, warrants, options or other rights. Except as disclosed in the Company Disclosure, the Company owns 100% of the outstanding equity of Neonode AB.

2.3. Validity of Notes. The issuance of the Notes has been duly authorized.

2.4. Private Offering. Neither the Company nor anyone acting on its behalf has within the last 12 months issued, sold or offered any security of the Company (including, without limitation, any Notes) to any Person under circumstances that would cause the issuance and sale of the Notes, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act.

2.5. Brokers and Finders. The Company has not retained any investment banker, broker or finder in connection with the Contemplated Transactions.

2.6. Absence of Certain Changes. Except as specifically contemplated by this Agreement or set forth in the Company Disclosure, there has not been any Material Adverse Change since December 31, 2005.

2.7. Company Disclosure. No representation or warranty of the Company herein, no exhibit or schedule hereto, and no information contained or referenced in the Company Disclosure, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

3. Representations and Warranties of the Investors. Each Investor represents and warrants to the Company as follows:

3.1. Authorization. Such Investor (i) has full power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) if applicable has been authorized by all necessary corporate or equivalent action to execute, deliver and perform this Agreement and the other Transaction Documents and to consummate the Contemplated Transactions. Each of this Agreement and the other Transaction Documents to which the Investors are parties is a valid and binding obligation of such Investor enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

3.2. Brokers and Finders. Such Investor has not retained any investment banker, broker or finder in connection with the Contemplated Transactions.

4. Securities Laws.

4.1. This Agreement is made with each Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Notes to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such Investors would constitute an “underwriter” under the Securities Act.

4.2. Each Investor understands and acknowledges that the offering of the Notes pursuant to this Agreement will not be registered under the Securities Act or qualified under any Blue Sky Laws on the grounds that the offering and sale of the Notes are exempt from registration and qualification, respectively, under the Securities Act and the Blue Sky Laws.

4.3. Each Investor represents that (i) such Investor is able to fend for itself in the Contemplated Transactions; (ii) such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor’s prospective investment in the Notes; and (iii) such Investor has the ability to bear the economic risks of such Investor’s prospective investment and can afford the complete loss of such investment.

4.4. Each Investor further represents by execution of this Agreement that such Investor qualifies as an “accredited investor” as such term is defined under Rule 501 promulgated under the Securities Act. Any Investor that is a corporation, a partnership, a limited liability company, a trust or other business entity further represents by execution of this Agreement that it has not been organized for the purpose of purchasing the Notes.

4.5. By acceptance hereof, each Investor agrees that the Notes and any shares of capital stock of the Company received in respect of the foregoing held by it may not be sold by such Investor without registration under the Securities Act or an exemption therefrom, and therefore such Investor may be required to hold such securities for an indeterminate period.

5. Additional Covenants of the Company.

5.1. Reports and Information. Until the sooner of repayment or conversion of all the Notes or a Public Offering, the Company shall deliver to such Investor (or the successor or assign of such Investor), contemporaneously with delivery to Petrus or its affiliates, a copy of each report of the Company delivered to any such person.

6. Miscellaneous.

6.1. Entire Agreement; Successors and Assigns. This Agreement and the other Transaction Documents constitute the entire contract between the parties relative to the subject matter hereof and thereof, and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. This Agreement and the other Transaction Documents supersede any previous agreement among the parties with respect to the Notes. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties. Except as expressly provided herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6.2. Survival of Representations and Warranties. All representations and warranties of the Company shall survive the execution and delivery of this Agreement and the Closing hereunder and shall continue in full force and effect for one year after the Fourth Closing. The covenants of the Company set forth in Section 5 shall remain in effect as set forth therein.

6.3. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified in Section 6.6 (or as otherwise noticed to the other party). Each party further waives any objection to venue in New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.

6.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.5. Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

6.6. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon (i) personal delivery, (ii) delivery by fax (with answer back confirmed) or (iii) delivery by electronic mail (with reception confirmed), addressed to a party at its address or sent to the fax number or e-mail address shown below or at such other address, fax number or e-mail address as such party may designate by three days advance notice to the other party.

Any notice to Investors shall be sent to the addresses set forth on the signature pages hereof, with a copy to:

Hahn & Hessen LLP
488 Madison Avenue
New York, New York 10022
Attention: James Kardon, Esq.
Fax Number: (212) 478-7400
e-mail: jkardon@hahnhessen.com

Any notice to the Company shall be sent to:

Neonode, Inc.
Biblioteksgatan 11
S111 46 Stockholm, Sweden
Attention: President
Fax Number:

with a copy to:

Reed Smith LLP
435 Sixth Avenue
Pittsburgh, PA 15219
Attention: Daniel Gallagher, Esq.
Fax Number: 412-288-3063

6.7. Rights of Transferees. Any and all rights and obligations of the Investor herein incident to the ownership of Notes shall pass successively to all subsequent transferees of such securities until extinguished pursuant to the terms hereof.

6.8. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

6.9. Expenses. Irrespective of whether any Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Each Investor shall be responsible for all costs incurred by such Investor in connection with the negotiation, execution, delivery and performance of this Agreement including, but not limited to, legal fees and expenses, except that, at each Closing, the Company shall pay legal fees and expenses to Hahn & Hessen LLP, as counsel to the Investors.

6.10. Amendments and Waivers. Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon each holder of any Notes at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Notes, and the Company.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

NEONODE INC.

By:
Its:

AIGH INVESTMENT PARTNERS, LLC

By:
Its:

SIGNATURE PAGE
TO
NEONODE, INC.
SUBSCRIPTION AGREEMENT
Dated February 28, 2006

IF the PURCHASER is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this ____ day of ________, 2006.

Amount of Subscription:
$__________ principal amount of Notes
Print Name

Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

ACCEPTED AND AGREED:

NEONODE, INC.

By:

Dated:

SIGNATURE PAGE
TO
NEONODE, INC.
SUBSCRIPTION AGREEMENT
Dated February 28, 2006

IF the PURCHASER is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __th day of __________, 2006.

Amount of subscription: $____________ principal amount of Notes

___________________________________ Print Full Legal Name of Partnership, Company, Limited Liability Company, Trust or Other Entity

By: __________________________________ (Authorized Signatory)
Name: ________________________________
Title: _________________________________
Address and Fax Number: _____________ ___________________________________

Taxpayer Identification Number: __________
Date and State of Incorporation or Organization:__________________________
Date on which Taxable Year Ends:_____________________________________

E-mail Address: ________________________

ACCEPTED AND AGREED:

NEONODE, INC.

By: ____________________________
Name: __________________________
Title: ___________________________
Dated: __________________________

EXHIBITS
TO THE NOTE PURCHASE AGREEMENT

Exhibit 1: Form of Notes
Exhibit 2: Form of Security Agreement
Exhibit 3: Form of Stockholder Pledge Agreement
Exhibit 4: Form of Guaranty
Exhibit 5: Form of Intercreditor Agreement
Exhibit 6: Capitalization Table

Exhibit 1

Form of Notes

Exhibit 2

Form of Security Agreement

Exhibit 3

Form of Stockholder Pledge Agreement

Exhibit 4

Form of Guaranty

Exhibit 5

Form of Intercreditor Agreement

Exhibit 6

Capitalization Table